JAMES MARITIME HOLDINGS INC.

AT-WILL EMPLOYMENT, CONFIDENTIAL INFORMATION, INVENTION ASSIGNMENT AND ARBITRATION AGREEMENT

As a condition of my employment with James Maritime Holdings Inc., a Nevada corporation, its subsidiaries, affiliates, successors or assigns (together, the “Company”), and in consideration of my employment with the Company and my receipt of the compensation now and hereafter paid to me by the Company, I agree to the following provisions of this At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement (this “Agreement”):

1.At-Will Employment.

I UNDERSTAND AND ACKNOWLEDGE THAT MY EMPLOYMENT WITH THE COMPANY IS FOR NO SPECIFIED TERM AND CONSTITUTES “AT-WILL” EMPLOYMENT. I ALSO UNDERSTAND THAT ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND NOT VALID UNLESS IN WRITING AND SIGNED BY AN EXECUTIVE OFFICER OF THE COMPANY. ACCORDINGLY, I ACKNOWLEDGE THAT MY EMPLOYMENT RELATIONSHIP MAY BE TERMINATED AT ANY TIME, WITH OR WITHOUT GOOD CAUSE OR FOR ANY OR NO CAUSE, AT MY OPTION OR AT THE OPTION OF THE COMPANY, WITH OR WITHOUT NOTICE. I FURTHER ACKNOWLEDGE THAT THE COMPANY MAY MODIFY JOB TITLES, SALARIES, AND BENEFITS FROM TIME TO TIME AS IT DEEMS NECESSARY.

2.Confidentiality.

A.Definition of Confidential Information. I understand that “Company Confidential Information” means information (including any and all combinations of individual items of information) that the Company has or will develop, acquire, create, compile, discover or own, that has value in or to the Company’s business which is not generally known and which the Company wishes to maintain as confidential. Company Confidential Information includes both information disclosed by the Company to me, and information developed or learned by me during the course of my employment with Company. Company Confidential Information also includes all information of which the unauthorized disclosure could be detrimental to the interests of Company, whether or not such information is identified as Company Confidential Information. By example, and without limitation, Company Confidential Information includes any and all non-public information that relates to the actual or anticipated business and/or products, research or development of the Company, or to the Company’s technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding the Company’s products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Company on which I called or with which I may become acquainted during the term of my employment), software, developments, inventions, discoveries, ideas, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by the Company either directly or indirectly in writing, orally or by drawings or inspection of premises, parts, equipment, or other Company property. Notwithstanding the foregoing, Company Confidential Information shall not include any such information which I can establish (i) was publicly known or made generally available prior to the time of disclosure by Company to me; (ii) becomes publicly known or made generally available after disclosure by Company to me through no wrongful action or omission by me; or (iii) is in my rightful possession, without confidentiality obligations, at the time of disclosure by Company as shown by my then-contemporaneous written records; provided that any combination of individual items of information shall not be deemed to be within any of the foregoing exceptions merely because one or more of the individual items are within such exception, unless the combination as a whole is within such exception. I understand that nothing in this Agreement is intended to limit employees’ rights to discuss the terms, wages, and working conditions of their employment, as protected by applicable law.

B.Nonuse and Nondisclosure. I agree that during and after my employment with the Company, I will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Company Confidential Information, and I will not (i) use the Company Confidential Information for any purpose whatsoever other than for the benefit of the Company in the course of my employment, or (ii) disclose the Company Confidential Information to any third party without the prior written authorization of the President, CEO, or the Board of Directors of the Company. Prior to disclosure when compelled by applicable law; I shall provide prior written notice to the President, CEO, and General Counsel of the Company (as applicable). I agree that I obtain no title to any Company Confidential Information, and that as between Company and myself, the Company retains all Confidential Information as the sole property of the Company. I understand that my unauthorized use or disclosure of Company Confidential Information during my employment may lead to disciplinary action, up to and including immediate termination and legal action by the Company. I understand that my obligations under this Section 2.B shall continue after termination of my employment.

C.Former Employer Confidential Information. I agree that during my employment with the Company, I will not improperly use, disclose, or induce the Company to use any proprietary information or trade secrets of any former employer or other person or entity with which I have an obligation to keep in confidence. I further agree that I will not bring onto the Company’s premises or transfer onto the Company’s technology systems any unpublished document, proprietary information, or trade secrets belonging to any such third party unless disclosure to, and use by, the Company has been consented to in writing by such third party.

D.Third Party Information. I recognize that the Company has received and in the future will receive from third parties associated with the Company, e.g., the Company’s customers, suppliers, licensors, licensees, partners, or collaborators (“Associated Third Parties”), their confidential or proprietary information (“Associated Third Party Confidential Information”) subject to a duty on the Company’s part to maintain the confidentiality of such Associated Third Party Confidential Information and to use it only for certain limited purposes. By way of example, Associated Third Party Confidential Information may include the habits or practices of Associated Third Parties, the technology of Associated Third Parties, requirements of Associated Third Parties, and information related to the business conducted between the Company and such Associated Third Parties. I agree at all times during my employment with the Company and thereafter, that I owe the Company and its Associated Third Parties a duty to hold all such Associated Third Party Confidential Information in the strictest confidence, and not to use it or to disclose it to any person, firm, corporation, or other third party except as necessary in carrying out my work for the Company consistent with the Company’s agreement with such Associated Third Parties. I further agree to comply with any and all Company policies and guidelines that may be adopted from time to time regarding Associated Third Parties and Associated Third Party Confidential Information. I understand that my unauthorized use or disclosure of Associated Third Party Confidential Information or violation of any Company policies during my employment may lead to disciplinary action, up to and including immediate termination and legal action by the Company.

3.Ownership.

A.Assignment of Inventions. As between the Company and myself, I agree that all right, title, and interest in and to any and all copyrightable material, notes, records, drawings, designs, logos, inventions, improvements, developments, discoveries, ideas and trade secrets conceived, discovered, authored, invented, developed or reduced to practice by me, solely or in collaboration with others, during the period of time I am in the employ of the Company (including during my off-duty hours), or with the use of Company’s equipment, supplies, facilities, or Company Confidential Information, and any copyrights, patents, trade secrets, mask work rights or other intellectual property rights relating to the foregoing, except as provided in Section 3.G below (collectively, “Inventions”), are the sole property of the Company. I also agree to promptly make full written disclosure to the Company of any Inventions, and to deliver and assign and hereby irrevocably assign fully to the Company all of my right, title and interest in and to Inventions. I agree that this assignment includes a present conveyance to the Company of ownership of Inventions that are not yet in existence. I further acknowledge that all original works of authorship that are made by me (solely or jointly with others) within the scope of and during the period of my employment with the Company and that are protectable by copyright are “works made for hire,” as that term is defined in the United States Copyright Act. I understand and agree that the decision whether or not to commercialize or market any Inventions is within the Company’s sole discretion and for the Company’s sole benefit, and that no royalty or other consideration will be due to me as a result of the Company’s efforts to commercialize or market any such Inventions.

B.Pre-Existing Materials. I will inform the Company in writing before incorporating any inventions, discoveries, ideas, original works of authorship, developments, improvements, trade secrets and other proprietary information or intellectual property rights owned by me or in which I have an interest prior to, or separate from, my employment with the Company, including, without limitation, any such inventions that are not subject to Nevada Stat. § 600.500 (attached hereto as Exhibit B) (“Prior Inventions”) into any Invention or otherwise utilizing any such Prior Invention in the course of my employment with the Company; and the Company is hereby granted a nonexclusive, royalty-free, perpetual, irrevocable, transferable worldwide license (with the right to grant and authorize sublicenses) to make, have made, use, import, offer for sale, sell, reproduce, distribute, modify, adapt, prepare derivative works of, display, perform, and otherwise exploit such Prior Inventions, without restriction, including, without limitation, as part of or in connection with such Invention, and to practice any method related thereto. I will not incorporate any inventions, discoveries, ideas, original works of authorship, developments, improvements, trade secrets and other proprietary information or intellectual property rights owned by any third party into any Invention without the Company’s prior written permission. I have attached hereto as Exhibit A, a list describing all Prior Inventions or, if no such list is attached, I represent and warrant that there are no such Prior

Inventions. Furthermore, I represent and warrant that if any Prior Inventions are included on Exhibit A, they will not materially affect my ability to perform all obligations under this Agreement.

C.Moral Rights. Any assignment to the Company of Inventions includes all rights of attribution, paternity, integrity, modification, disclosure and withdrawal, and any other rights throughout the world that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like (collectively, “Moral Rights”). To the extent that Moral Rights cannot be assigned under applicable law, I hereby waive and agree not to enforce any and all Moral Rights, including, without limitation, any limitation on subsequent modification, to the extent permitted under applicable law.

D.Maintenance of Records. I agree to keep and maintain adequate, current, accurate, and authentic written records of all Inventions made by me (solely or jointly with others) during the term of my employment with the Company. The records will be in the form of notes, sketches, drawings, electronic files, reports, or any other format that may be specified by the Company. As between Company and myself, the records are and will be available to and remain the sole property of the Company at all times.

E.Further Assurances. I agree to assist the Company, or its designee, at the Company’s expense, in every proper way to secure the Company’s rights in the Inventions in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments, and all other instruments that the Company shall deem proper or necessary in order to apply for, register, obtain, maintain, defend, and enforce such rights, and in order to deliver, assign and convey to the Company, its successors, assigns, and nominees the sole and exclusive rights, title, and interest in and to all Inventions, and testifying in a suit or other proceeding relating to such Inventions. I further agree that my obligations under this Section 1.E shall continue after the termination of this Agreement.

F.Attorney-in-Fact. I agree that, if the Company is unable because of my unavailability, mental or physical incapacity, or for any other reason to secure my signature with respect to any Inventions, including, without limitation, for the purpose of applying for or pursuing any application for any United States or foreign patents or mask work or copyright registrations covering the Inventions assigned to the Company in Section 3.A, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and on my behalf to execute and file any papers and oaths, and to do all other lawfully permitted acts with respect to such Inventions to further the prosecution and issuance of patents, copyright and mask work registrations with the same legal force and effect as if executed by me. This power of attorney shall be deemed coupled with an interest, and shall be irrevocable.

G.Exception to Assignments. I UNDERSTAND THAT THE PROVISIONS OF THIS AGREEMENT REQUIRING ASSIGNMENT OF INVENTIONS (AS DEFINED UNDER SECTION 3.A ABOVE) TO THE COMPANY DO NOT APPLY TO ANY INVENTION THAT DOES NOT QUALIFY UNDER THE PROVISIONS OF NEVADA STAT. § 600.500 (ATTACHED HERETO AS EXHIBIT B). I WILL ADVISE THE COMPANY PROMPTLY IN WRITING OF ANY INVENTIONS THAT I BELIEVE DOES NOT MEET THE CRITERIA IN NEVADA STAT.

§ 600.500.

4.Conflicting Obligations.

A.Current Obligations. I agree that during the term of my employment with the Company, I will not engage in or undertake any other employment, occupation, consulting relationship, or commitment that is directly related to the business in which the Company is now involved or becomes involved or has plans to become involved, nor will I engage in any other activities that conflict with my obligations to the Company.

B.Prior Relationships. Without limiting Section 4.A, I represent and warrant that I have no other agreements, relationships, or commitments to any other person or entity that conflict with the provisions of this Agreement, my obligations to the Company under this Agreement, or my ability to become employed and perform the services for which I am being hired by the Company. I further agree that if I have signed a confidentiality agreement or similar type of agreement with any former employer or other entity, I will comply with the terms of any such agreement to the extent that its terms are lawful under applicable law. I represent and warrant that after undertaking a careful search (including searches of my computers, cell phones, electronic devices, and documents), I have returned all property and confidential information belonging to all prior employers (and/or other third parties I have performed services for in accordance with the terms of my applicable agreement). Moreover, I agree to fully indemnify the Company, its directors, officers, agents, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns for all verdicts, judgments, settlements, and other losses incurred by any of them resulting from my breach of my obligations under any agreement with a third party to which I am a party or obligation to which I am bound, as well as any reasonable attorneys’ fees and costs if the plaintiff is the prevailing party in such an action, except as prohibited by law.

5.Return of Company Materials.

A.Definition of Electronic Media Equipment and Electronic Media Systems. I understand that “Electronic Media Equipment” includes, but is not limited to, computers, external storage devices, thumb drives, handheld electronic devices, telephone equipment, and other electronic media devices. I understand that “Electronic Media Systems” includes, but is not limited to, computer servers, messaging and email systems or accounts, and web-based services (including cloud- based information storage accounts), whether provided for my use directly by the company or by third- party providers on behalf of the company.

B.Return of Company Property. I understand that anything that I created or worked on while working for the Company belongs solely to the Company and that I cannot remove, retain, or use such information without the Company’s express written permission. Accordingly, upon separation from employment with the Company or upon the Company’s request at any other time, I will immediately deliver to the Company, and will not keep in my possession, recreate, or deliver to anyone else, any and all Company property, including, but not limited to, Company Confidential Information, Associated Third Party Confidential Information, all Company equipment including all Company Electronic Media Equipment, all tangible embodiments of the Inventions, all electronically stored information and passwords to access such property, Company credit cards, records, data, notes, notebooks, reports, files, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, photographs, charts, any other documents and property, and reproductions of any of the foregoing items, including, without limitation, those  records  maintained  pursuant  to  Section 3.D.

C.Return of Company Information on Company Electronic Media Equipment. In connection with my obligation to return information to the Company, I agree that I will not copy, delete, or alter any information, including personal information voluntarily created or stored, contained upon my Company Electronic Media Equipment before I return the information to the Company.

D.Return of Company Information on Personal Electronic Media Equipment. In addition, if I have used any personal Electronic Media Equipment or personal Electronic Media Systems to create, receive, store, review, prepare or transmit any Company information, including but not limited to, Company Confidential Information, I agree to make a prompt and reasonable search for such information in good faith, including reviewing any personal Electronic Media Equipment or personal Electronic Media Systems to locate such information and if I locate such information I agree to notify the Company of that fact and then provide the Company with a computer-useable copy of all such Company information from those equipment and systems; and I agree to cooperate reasonably with the Company to verify that the necessary copying is completed (including upon request providing a sworn declaration confirming the return of property and deletion of information), and, upon confirmation of compliance by the Company, I agree to delete and expunge all Company information.

E.No Expectation of Privacy in Company Property. I understand that I have no expectation of privacy in Company property, and I agree that any Company property situated on Company premises, or held by third-party providers for the benefit of the company, is subject to inspection by Company personnel at any time with or without further notice. I also understand and agree that as it relates to the Company’s desire to protect its confidential and proprietary information, I have no expectation of privacy as to any personal Electronic Media Equipment or personal Electronic Media Systems that I have used for Company purposes. I further agree that the Company, at its sole discretion, may have access to such personal Electronic Media Equipment or personal Electronic Media Systems to retrieve, destroy, or ensure the permanent deletion of Company information from such equipment or systems. I also consent to an exit interview and an audit to confirm my compliance with this Section 5, and I will certify in writing that I have complied with the requirements of this Section 5.

6.Termination Certification.

Upon separation from employment with the Company, I agree to immediately sign and deliver to the Company the “Termination Certification” attached hereto as Exhibit C. I also agree to keep the Company advised of my home and business address for a period of three (3) years after termination of my employment with the Company, so that the Company can contact me regarding my continuing obligations provided by this Agreement.

7.Notification of New Employer.

In the event that I leave the employ of the Company, I hereby grant consent to notification by the Company to my new employer about my obligations under this Agreement.

8.Solicitation of Employees.

To the fullest extent permitted under applicable law, I agree that during my employment and for a period of twenty-four (24) months immediately following the termination of my relationship with the Company for any reason, whether voluntary or involuntary, with or without cause, I will not directly or indirectly solicit any of the Company’s employees to leave their employment at the Company. I agree that nothing in this Section 8 shall affect my continuing obligations under this Agreement during and after this twenty-four (24) month period, including, without limitation, my obligations under Section 2.

9.Conflict of Interest Guidelines.

I agree to diligently adhere to all policies of the Company, including the Company’s insider trading policies and the Company’s Conflict of Interest Guidelines. A copy of the Company’s current Conflict of Interest Guidelines is attached as Exhibit D hereto, but I understand that these Conflict of Interest Guidelines may be revised from time to time during my employment.

10.Representations.

Without limiting my obligations under Section 3.E above, I agree to execute any proper oath or verify any proper document required to carry out the terms of this Agreement. I represent and warrant that my performance of all the terms of this Agreement will not breach any agreement to keep in confidence information acquired by me in confidence or in trust prior to my employment by the Company. I hereby represent and warrant that I have not entered into, and I will not enter into, any oral or written agreement in conflict herewith.

11.Audit.

I acknowledge that I have no reasonable expectation of privacy in any computer, handheld device, telephone, voicemail, email or other technology system that is used to conduct the business of the Company. All information, data, and messages created, received, sent, or stored in these systems are, at all times, the property of the Company. As such, the Company has the right to audit and search all such items and systems, without further notice to me, to ensure that the Company is licensed to use the software on the Company’s devices in compliance with the Company’s software licensing policies, to ensure compliance with the Company’s policies, and for any other business-related purposes in the Company’s sole discretion. I understand that I am not permitted to add any unlicensed, unauthorized, or non-compliant applications to the Company’s technology systems, including, without limitation, open source or free software not authorized by the Company, and that I shall refrain from copying unlicensed software onto the Company’s technology systems or using non-licensed software or websites. I understand that it is my responsibility to comply with the Company’s policies governing use of the Company’s documents and the internet, email, telephone, and technology systems to which I will have access in connection with my employment.

I am aware that the Company has or may acquire software and systems that are capable of monitoring and recording all Company network traffic to and from any computer, handheld device, telephone, voicemail, email or other technology system I may use to access the Company’s internal networks. The Company reserves the right to access, review, copy, and delete any of the information, data, or messages accessed through these systems with or without notice to me and/or in my absence. This includes, but is not limited to, all e-mail messages sent or received, all website visits, all chat sessions, all news group activity (including groups visited, messages read, and postings by me), and all file transfers into and out of the Company’s internal networks. The Company further reserves the right to retrieve previously deleted messages from e-mail or voicemail and monitor usage of the Internet, including websites visited and any information I have downloaded. In addition, the Company may review Internet and technology systems activity and analyze usage patterns, and may choose to publicize this data to assure that technology systems are devoted to legitimate business purposes.

12.Arbitration and Equitable Relief.

A.Arbitration. IN CONSIDERATION OF MY EMPLOYMENT WITH THE COMPANY, ITS PROMISE TO ARBITRATE ALL EMPLOYMENT-RELATED DISPUTES, AND MY RECEIPT OF THE COMPENSATION, PAY RAISES, AND OTHER BENEFITS PAID TO ME BY THE COMPANY, AT PRESENT AND IN THE FUTURE, I AGREE THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING THE COMPANY AND ANY EMPLOYEE, OFFICER, DIRECTOR, SHAREHOLDER, OR BENEFIT PLAN OF THE COMPANY, IN THEIR CAPACITY AS SUCH OR OTHERWISE), ARISING OUT OF, RELATING TO, OR RESULTING FROM MY EMPLOYMENT OR RELATIONSHIP WITH THE COMPANY OR THE TERMINATION OF MY EMPLOYMENT OR RELATIONSHIP WITH THE COMPANY, INCLUDING ANY BREACH OF THIS AGREEMENT OR ANY EMPLOYMENT AGREEMENT WITH THE COMPANY, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE FEDERAL ARBITRATION ACT AND PURSUANT TO THE ARBITRATION PROVISIONS SET FORTH IN NRS 38.206 THROUGH 38.575 (THE “NRS 38”) AND NEVADA LAW, AND SHALL BE BROUGHT IN MY INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF, REPRESENTATIVE OR CLASS MEMBER IN ANY PURPORTED CLASS, COLLECTIVE OR REPRESENTATIVE PROCEEDING. NOTWITHSTANDING THE FOREGOING, I UNDERSTAND THAT I MAY BRING A PROCEEDING AS A PRIVATE ATTORNEY GENERAL AS PERMITTED BY LAW. FOR THE AVOIDANCE OF DOUBT, THE FEDERAL ARBITRATION ACT GOVERNS THIS AGREEMENT AND SHALL CONTINUE TO APPLY WITH FULL FORCE AND EFFECT NOTWITHSTANDING THE APPLICATION OF PROCEDURAL RULES SET FORTH IN THE NRS 38 AND NEVADA LAW. I AGREE TO ARBITRATE ANY AND ALL COMMON LAW AND/OR STATUTORY CLAIMS UNDER LOCAL, STATE, OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE OLDER WORKERS BENEFIT PROTECTION ACT, THE SARBANES-OXLEY ACT, THE WORKER ADJUSTMENT AND RETRAINING NOTIFICATION ACT, THE FAIR LABOR STANDARDS ACT, THE NEVADA FAIR HOUSING ACT, NRS CHAPTER 613, THE FAMILY AND MEDICAL LEAVE ACT, THE PARENTAL RIGHTS PROTECTION ACT OF 2015, THE NEVADA FAMILY AND MEDICAL LEAVE ACT, NEVADA PREVAILING WAGES, DAVIS-BACON AND RELATED ACTS, MCNAMARA- O’HARA SERVICE CONTRACT ACT (SCA), AND WALSH-HEALEY PUBLIC CONTRACTS ACT (PCA), CLAIMS RELATING TO EMPLOYMENT STATUS, CLASSIFICATION AND RELATIONSHIP WITH THE COMPANY, AND CLAIMS OF

HARASSMENT, DISCRIMINATION, WRONGFUL TERMINATION, AND BREACH OF CONTRACT, EXCEPT AS PROHIBITED BY LAW. I ALSO AGREE TO ARBITRATE ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THE INTERPRETATION OR APPLICATION OF THIS AGREEMENT TO ARBITRATE, BUT NOT DISPUTES ABOUT THE ENFORCEABILITY, REVOCABILITY OR VALIDITY OF THIS AGREEMENT TO ARBITRATE OR ANY PORTION HEREOF OR THE CLASS, COLLECTIVE AND REPRESENTATIVE PROCEEDING WAIVER HEREIN. WITH RESPECT TO ALL SUCH CLAIMS AND DISPUTES THAT I AGREE TO ARBITRATE, I HEREBY EXPRESSLY AGREE TO WAIVE, AND DO WAIVE, ANY RIGHT TO A TRIAL BY JURY. NOTWITHSTANDING THE FOREGOING, I UNDERSTAND THAT NOTHING IN THIS AGREEMENT CONSTITUTES A WAIVER OF MY RIGHTS UNDER SECTION 7 OF THE NATIONAL LABOR RELATIONS ACT. I FURTHER UNDERSTAND THAT THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH ME.

B.Procedure. I AGREE THAT ANY ARBITRATION WILL BE ADMINISTERED BY JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (“JAMS”), PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (THE “JAMS RULES”), WHICH ARE AVAILABLE AT http://www.jamsadr.com/rules-employment-arbitration/ AND FROM HUMAN RESOURCES. I AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION, AND MOTIONS TO DISMISS AND DEMURRERS, APPLYING THE STANDARDS SET FORTH UNDER THE NEVADA RULES OF CIVIL PROCEDURE. I AGREE THAT THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION ON THE MERITS. I ALSO AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, WHERE PROVIDED BY APPLICABLE LAW. I AGREE THAT THE DECREE OR AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED AS A FINAL AND BINDING JUDGMENT IN ANY COURT HAVING JURISDICTION THEREOF. I UNDERSTAND THAT THE COMPANY WILL PAY FOR ANY ADMINISTRATIVE OR HEARING FEES CHARGED BY THE ARBITRATOR OR JAMS EXCEPT THAT I SHALL PAY ANY FILING FEES ASSOCIATED WITH ANY ARBITRATION THAT I INITIATE, BUT ONLY SO MUCH OF THE FILING FEES AS I WOULD HAVE INSTEAD PAID HAD I FILED A COMPLAINT IN A COURT OF LAW. I AGREE THAT THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH NEVADA LAW, INCLUDING THE NEVADA RULES OF CIVIL PROCEDURE AND THE NEVADA EVIDENCE CODE, AND THAT THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL NEVADA LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO RULES OF CONFLICT OF LAW. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH NEVADA LAW, NEVADA LAW SHALL TAKE PRECEDENCE. I AGREE THAT ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED IN CLARK COUNTY, NEVADA.

C.Remedy. EXCEPT AS PROVIDED BY NRS 38 AND THIS AGREEMENT, ARBITRATION SHALL BE THE SOLE, EXCLUSIVE, AND FINAL REMEDY FOR ANY

DISPUTE BETWEEN ME AND THE COMPANY. ACCORDINGLY, EXCEPT AS PROVIDED FOR BY NRS 38 AND THIS AGREEMENT, NEITHER I NOR THE COMPANY WILL BE PERMITTED TO PURSUE OR PARTICIPATE IN COURT ACTION REGARDING CLAIMS THAT ARE SUBJECT TO ARBITRATION.

D.Administrative Relief. I UNDERSTAND THAT THIS AGREEMENT DOES NOT PROHIBIT ME FROM PURSUING AN ADMINISTRATIVE CLAIM WITH A LOCAL, STATE, OR FEDERAL ADMINISTRATIVE BODY OR GOVERNMENT AGENCY THAT IS AUTHORIZED TO ENFORCE OR ADMINISTER LAWS RELATED TO EMPLOYMENT, INCLUDING, BUT NOT LIMITED TO, THE FAIR LABOR STANDARDS ACT, THE NEVADA FAIR HOUSING ACT, NRS CHAPTER 613, NEVADA PREVAILING WAGES, DAVIS-BACON AND RELATED ACTS, MCNAMARA-O’HARA SERVICE CONTRACT ACT (SCA), THE NATIONAL LABOR RELATIONS BOARD, OR THE WORKERS’ COMPENSATION BOARD. THIS AGREEMENT DOES, HOWEVER, PRECLUDE ME FROM PURSUING COURT ACTION REGARDING ANY SUCH CLAIM, EXCEPT AS PERMITTED BY LAW.

E.Voluntary Nature of Agreement. I ACKNOWLEDGE AND AGREE THAT I AM EXECUTING THIS AGREEMENT VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE BY THE COMPANY OR ANYONE ELSE. I ACKNOWLEDGE AND AGREE THAT I HAVE RECEIVED A COPY OF THE TEXT OF NRS § 600.500 IN EXHIBIT B. I FURTHER ACKNOWLEDGE AND AGREE THAT I HAVE CAREFULLY READ THIS AGREEMENT AND THAT I HAVE ASKED ANY QUESTIONS NEEDED FOR ME TO UNDERSTAND THE TERMS, CONSEQUENCES, AND BINDING EFFECT OF THIS AGREEMENT AND FULLY UNDERSTAND IT, INCLUDING THAT I AM WAIVING MY RIGHT TO A JURY TRIAL. FINALLY, I AGREE THAT I HAVE BEEN PROVIDED AN OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY OF MY CHOICE BEFORE SIGNING THIS AGREEMENT.

13.Miscellaneous.

A.Governing Law; Consent to Personal Jurisdiction. This Agreement will be governed by the laws of the State of Nevada without regard to Nevada’s conflicts of law rules that may result in the application of the laws of any jurisdiction other than Nevada. To the extent that any lawsuit is permitted under this Agreement, I hereby expressly consent to the personal and exclusive jurisdiction and venue of the state and federal courts located in Nevada for any lawsuit filed against me by the Company.

B.Assignability. This Agreement will be binding upon my heirs, executors, assigns, administrators, and other legal representatives, and will be for the benefit of the Company, its successors, and its assigns. There are no intended third-party beneficiaries to this Agreement, except as may be expressly otherwise stated. Notwithstanding anything to the contrary herein, the Company may assign this Agreement and its rights and obligations under this Agreement to any successor to all or substantially all of the Company’s relevant assets, whether by merger, consolidation, reorganization, reincorporation, sale of assets or stock, or otherwise.

C.Entire Agreement. This Agreement, together with the Exhibits herein and any executed written offer letter between me and the Company, to the extent such materials are not in conflict with this Agreement, sets forth the entire agreement and understanding between the Company and me with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between us, including, but not limited to, any representations made during my interview(s) or relocation negotiations. I represent and warrant that I am not relying on any statement or representation not contained in this Agreement. Any subsequent change or changes in my duties, salary, compensation, conditions or any other terms of my employment will not affect the validity or scope of this Agreement.

D.Headings. Headings are used in this Agreement for reference only and shall not be considered when interpreting this Agreement.

E.Severability. If a court or other body of competent jurisdiction finds, or the Parties mutually believe, any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect.

F.Modification, Waiver. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in a writing signed by and executive of the Company and me. Waiver by the Company of a breach of any provision of this Agreement will not operate as a waiver of any other or subsequent breach.

G.Survivorship. The rights and obligations of the parties to this Agreement will survive termination of my employment with the Company.

Date:
Signature

Name of Employee (typed or printed)

EXHIBIT A

LIST OF PRIOR INVENTIONS

AND ORIGINAL WORKS OF AUTHORSHIP

Title	Date	Identifying Number or Brief Description

No inventions or improvements

Additional Sheets Attached

Date:
Signature

Name of Employee (typed or printed)

A-1

EXHIBIT B

NRS § 600.500

INVENTION ON OWN TIME-EXEMPTION FROM AGREEMENT MISCELLANEOUS PROVISIONS

“NRS 600.500 Employer is sole owner of patentable invention or trade secret developed by employee. Except as otherwise provided by express written agreement, an employer is the sole owner of any patentable invention or trade secret developed by his or her employee during the course and scope of the employment that relates directly to work performed during the course and scope of the employment.

(Added to NRS by 2001, 942; A 2003, 2832)”

B-1

EXHIBIT C

JAMES MARITIME HOLDINGS INC. TERMINATION CERTIFICATION

This is to certify that I do not have in my possession, nor have I failed to return, any devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, any other documents or property, or reproductions of any and all aforementioned items belonging to James Maritime Holdings Inc., its subsidiaries, affiliates, successors or assigns (together, the “Company”).

I further certify that I have complied with all the terms of the Company’s At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement signed by me, including the reporting of any inventions and original works of authorship (as defined therein) conceived or made by me (solely or jointly with others), as covered by that agreement.

I further agree that, in compliance with the At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement, I will preserve as confidential all Company Confidential Information and Associated Third Party Confidential Information, including trade secrets, confidential knowledge, data, or other proprietary information relating to products, processes, know-how, designs, formulas, developmental or experimental work, computer programs, databases, other original works of authorship, customer lists, business plans, financial information, or other subject matter pertaining to any business of the Company or any of its employees, clients, consultants, or licensees.

I also agree that for twenty-four (24) months from this date, I will not directly or indirectly solicit any of the Company’s employees to leave their employment at the Company. I agree that nothing in this paragraph shall affect my continuing obligations under the At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement during and after this twenty-four (24) month period, including, without limitation, my obligations under Section 2 (Confidentiality) thereof.

After leaving the Company’s employment, I will be employed by                                                                                                         in the position of                                                                                                        .

Date:
Signature

Name of Employee (typed or printed)

Address for Notifications:

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EXHIBIT D

JAMES MARITIME HOLDINGS INC. CONFLICT OF INTEREST GUIDELINES

It is the policy of James Maritime Holdings Inc. to conduct its affairs in strict compliance with the letter and spirit of the law and to adhere to the highest principles of business ethics. Accordingly, all officers, employees, and independent contractors must avoid activities that are in conflict, or give the appearance of being in conflict, with these principles and with the interests of the Company. The following are potentially compromising situations that must be avoided:

1.Revealing confidential information to outsiders or misusing confidential information. Unauthorized divulging of information is a violation of this policy whether or not for personal gain and whether or not harm to the Company is intended. (The At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement elaborates on this principle and is a binding agreement.)

2.Accepting or offering substantial gifts, excessive entertainment, favors, or payments that may be deemed to constitute undue influence or otherwise be improper or embarrassing to the Company.

3.Participating in civic or professional organizations that might involve divulging confidential information of the Company.

4.Initiating or approving personnel actions affecting reward or punishment of employees or applicants where there is a family relationship or is or appears to be a personal or social involvement.

5.Initiating or approving any form of personal or social harassment of employees.

6.Investing or holding outside directorship in suppliers, customers, or competing companies, including financial speculations, where such investment or directorship might influence in any manner a decision or course of action of the Company.

7.Borrowing from or lending to employees, customers, or suppliers.

8.Acquiring real estate of interest to the Company.

9.Improperly using or disclosing to the Company any proprietary information or trade secrets of any former or concurrent employer or other person or entity with whom obligations of confidentiality exist.

10.Unlawfully discussing prices, costs, customers, sales, or markets with competing companies or their employees.

11.Making any unlawful agreement with distributors with respect to prices.

12.Improperly using or authorizing the use of any inventions that are the subject of patent claims of any other person or entity.

13.Engaging in any conduct that is not in the best interest of the Company.

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Each officer, employee, and independent contractor must take every necessary action to ensure compliance with these guidelines and to bring problem areas to the attention of higher management for review. Violations of this conflict of interest policy may result in discharge without warning. I understand that nothing in this Agreement is intended to limit employees’ rights to discuss the terms, wages, and working conditions of their employment, as protected by applicable law.

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